                                                                Exhibit (m)(3)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,951.08
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,726.08
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $697.55
- Mortality & Expense Charge****        $158.60
+ Hypothetical Rate of Return*****    ($193.84)
                                      ---------
=                                       $16,951 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                   COI
            -----                   ---

              1                  $58.06
              2                  $58.07
              3                  $58.08
              4                  $58.10
              5                  $58.11
              6                  $58.12
              7                  $58.14
              8                  $58.15
              9                  $58.16
             10                  $58.18
             11                  $58.19
             12                  $58.20

             Total              $697.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------

             1             ($16.60)
             2             ($16.52)
             3             ($16.44)
             4             ($16.36)
             5             ($16.27)
             6             ($16.19)
             7             ($16.11)
             8             ($16.03)
             9             ($15.95)
            10             ($15.87)
            11             ($15.79)
            12             ($15.71)

         Total            ($193.84)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,951.08
- Year 5 Surrender Charge              $3,604.00
                                       ---------
=                                        $13,347 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $20,406.27
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4     $16,026.50
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $692.37
- Mortality & Expense Charge****         $179.36
+ Hypothetical Rate of Return*****       $976.51
                                         -------
=                                        $20,406 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $57.70
             2               $57.70
             3               $57.70
             4               $57.70
             5               $57.70
             6               $57.70
             7               $57.70
             8               $57.70
             9               $57.69
            10               $57.69
            11               $57.69
            12               $57.69

            Total           $692.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $81.18
             2                $81.22
             3                $81.25
             4                $81.29

             5                $81.32
             6                $81.36
             7                $81.39
             8                $81.43
             9                $81.46
            10                $81.50
            11                $81.53
            12                $81.57

            Total            $976.51

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $20,406.27
- Year 5 Surrender Charge             $3,604.00
                                      ---------
=                                       $16,802 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $24,462.89
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $18,621.34
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $686.42
- Mortality & Expense Charge****         $202.77
+ Hypothetical Rate of Return*****     $2,455.74
                                       ---------
=                                        $24,463 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $57.31
             2               $57.29
             3               $57.27
             4               $57.25
             5               $57.23
             6               $57.21
             7               $57.19
             8               $57.17
             9               $57.15
            10               $57.13
            11               $57.11
            12               $57.09

            Total           $686.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $198.51
             2               $199.60
             3               $200.69
             4               $201.79
             5               $202.91
             6               $204.03
             7               $205.16
             8               $206.30
             9               $207.44
            10               $208.60
            11               $209.77
            12               $210.94

         Total             $2,455.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $24,462.89
- Year 5 Surrender Charge              $3,604.00
                                       ---------
=                                        $20,859 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $118,965.89
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $96,350.23
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,500.00
- Monthly Deduction***                 $3,424.53
- Mortality & Expense Charge****       $1,106.91
+ Hypothetical Rate of Return*****   ($1,352.89)
                                     -----------
=                                       $118,966 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $284.97
             2               $285.04
             3               $285.12
             4               $285.19
             5               $285.27
             6               $285.34
             7               $285.42
             8               $285.49

             9               $285.57
            10               $285.64
            11               $285.71
            12               $285.79

         Total             $3,424.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             ($115.25)
             2             ($114.79)
             3             ($114.33)
             4             ($113.87)
             5             ($113.42)
             6             ($112.96)
             7             ($112.51)
             8             ($112.06)
             9             ($111.60)
            10             ($111.15)
            11             ($110.70)
            12             ($110.25)

         Total           ($1,352.89)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $118,965.89
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $98,126 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $142,986.72
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $112,315.64
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,500.00
- Monthly Deduction***                 $3,388.56
- Mortality & Expense Charge****       $1,250.92
+ Hypothetical Rate of Return*****     $6,810.55
                                       ---------
=                                       $142,987 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $282.53
             2              $282.50
             3              $282.48
             4              $282.45
             5              $282.42
             6              $282.39
             7              $282.37
             8              $282.34
             9              $282.31
            10              $282.28
            11              $282.26
            12              $282.23

         Total            $3,388.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $563.58
             2               $564.30
             3               $565.01
             4               $565.73
             5               $566.45
             6               $567.17
             7               $567.89
             8               $568.62
             9               $569.35
            10               $570.08
            11               $570.82
            12               $571.55

            Total          $6,810.55

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $142,986.72
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $122,147 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $171,165.69
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $130,310.73
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,500.00
- Monthly Deduction***                 $3,347.25
- Mortality & Expense Charge****       $1,413.20
+ Hypothetical Rate of Return*****    $17,115.42
                                      ----------
=                                       $171,166 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

               Month            COI
               -----            ---

                 1          $279.79
                 2          $279.64
                 3          $279.48
                 4          $279.33
                 5          $279.18
                 6          $279.02
                 7          $278.87
                 8          $278.71
                 9          $278.55
                10          $278.39
                11          $278.23
                12          $278.07

             Total        $3,347.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             $1,377.92
             2             $1,386.48
             3             $1,395.11
             4             $1,403.80
             5             $1,412.57
             6             $1,421.41
             7             $1,430.32
             8             $1,439.30
             9             $1,448.36
            10             $1,457.49
            11             $1,466.69

            12             $1,475.97

         Total            $17,115.42

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $171,165.69
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                      $150,326 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,118.96
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,107.92
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $926.36
- Mortality & Expense Charge****         $151.92
+ Hypothetical Rate of Return*****     ($185.68)
                                       ---------
=                                        $16,119 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $69.59
             2                $69.61
             3                $69.63

             4                $69.65
             5                $69.67
             6                $69.69
             7                $69.71
             8                $69.73
             9                $69.75
            10                $69.76
            11                $69.78
            12                $69.80

         Total               $836.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1              ($16.01)
             2              ($15.91)
             3              ($15.81)
             4              ($15.72)
             5              ($15.62)
             6              ($15.52)
             7              ($15.42)
             8              ($15.33)
             9              ($15.23)
            10              ($15.13)
            11              ($15.03)
            12              ($14.94)

         Total             ($185.68)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $16,118.96
- Year 5 Surrender Charge            $3,604.00
                                     ---------
=                                      $12,515 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,455.41
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $15,336.15
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $920.36
- Mortality & Expense Charge****         $172.04
+ Hypothetical Rate of Return*****       $936.67
                                         -------
=                                        $19,455 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $69.18
             2               $69.19
             3               $69.19
             4               $69.19
             5               $69.19
             6               $69.20
             7               $69.20
             8               $69.20
             9               $69.20
            10               $69.21
            11               $69.21
            12               $69.21

         Total              $830.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $78.34
             2                $78.29
             3                $78.24
             4                $78.19
             5                $78.13
             6                $78.08
             7                $78.03
             8                $77.98
             9                $77.93
            10                $77.87
            11                $77.82
            12                $77.77

            Total            $936.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,455.41
- Year 5 Surrender Charge             $3,604.00
                                      ---------
=                                       $15,851 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $23,377.34
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $17,851.90

+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $913.47
- Mortality & Expense Charge****         $194.75
+ Hypothetical Rate of Return*****     $2,358.66
                                       ---------
=                                        $23,377 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $68.73
             2               $68.71
             3               $68.69
             4               $68.67
             5               $68.65
             6               $68.63
             7               $68.61
             8               $68.59
             9               $68.58
            10               $68.56
            11               $68.54
            12               $68.52

            Total           $823.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $191.66
             2               $192.53
             3               $193.40
             4               $194.28
             5               $195.17

             6               $196.06
             7               $196.96
             8               $197.87
             9               $198.79
            10               $199.71
            11               $200.64
            12               $201.58

            Total          $2,358.66

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $23,377.34
- Year 5 Surrender Charge            $3,604.00
                                     ---------
=                                      $19,773 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $108,558.60
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $88,400.41
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,500.00
- Monthly Deduction***                 $6,069.72
- Mortality & Expense Charge****       $1,022.44
+ Hypothetical Rate of Return*****   ($1,249.65)
                                     -----------
=                                       $108,559 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $497.29
             2              $497.48
             3              $497.67
             4              $497.85
             5              $498.04
             6              $498.22
             7              $498.40
             8              $498.59
             9              $498.77
            10              $498.96
            11              $499.14
            12              $499.32

            Total         $5,979.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1             ($107.69)
             2             ($107.04)
             3             ($106.39)
             4             ($105.74)
             5             ($105.10)
             6             ($104.45)
             7             ($103.81)
             8             ($103.17)
             9             ($102.53)
            10             ($101.88)
            11             ($101.24)
            12             ($100.61)

            Total        ($1,249.65)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $108,558.60
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $87,719 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $131,054.66
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $103,418.39
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,500.00
- Monthly Deduction***                 $6,011.02
- Mortality & Expense Charge****       $1,158.14
+ Hypothetical Rate of Return*****     $6,305.43
                                       ---------
=                                       $131,055 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1               $493.31
             2               $493.33
             3               $493.35
             4               $493.37
             5               $493.39
             6               $493.41
             7               $493.43
             8               $493.45


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             9               $493.47
            10               $493.48
            11               $493.50
            12               $493.52

            Total          $5,921.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $527.03
             2               $526.74
             3               $526.46
             4               $526.18
             5               $525.89
             6               $525.60
             7               $525.31
             8               $525.02
             9               $524.73
            10               $524.44
            11               $524.15
            12               $523.86

            Total          $6,305.43

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $131,054.66
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $110,215 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.


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Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $157,500.20
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $120,373.80
+ Annual Premium*                     $30,000.00
- Premium Expense Charge**             $1,500.00
- Monthly Deduction***                 $5,943.50
- Mortality & Expense Charge****       $1,311.29
+ Hypothetical Rate of Return*****    $15,881.19
                                      ----------
=                                       $157,500 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1              $488.82
             2              $488.64
             3              $488.46
             4              $488.27
             5              $488.08
             6              $487.90
             7              $487.71
             8              $487.51
             9              $487.32
            10              $487.13
            11              $486.93
            12              $486.73

            Total         $5,853.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:


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           Month            Interest
           -----            --------

             1             $1,289.67
             2             $1,295.64
             3             $1,301.66
             4             $1,307.73
             5             $1,313.85
             6             $1,320.02
             7             $1,326.25
             8             $1,332.52
             9             $1,338.84
            10             $1,345.22
            11             $1,351.65
            12             $1,358.13

            Total         $15,881.19

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $157,500.20
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $136,660 (rounded to the nearest dollar)